SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  N/A )

Filed by the registrant ☒
Filed by a party other than the registrant *
Check the appropriate box:                                                *  Confidential, for Use of
        *   Preliminary proxy statement                                       the Commission Only (as
        ☒  Definitive proxy statement                                          permitted by Rule 14a-6(e)(2)
        *   Definitive additional materials
        *   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                         CITIZENS BANCSHARES CORPORATION
                                           (Name of Registrant as Specified in its Charter)

                           (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):

        ☒       No fee required
        *        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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                  (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        *      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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CITIZENS BANCSHARES CORPORATION
75 Piedmont Avenue, N.E.
Atlanta, Georgia  30303
(404) 659-5959

[__________], 2003

To the Shareholders of CITIZENS BANCSHARES CORPORATION:

            You are cordially invited to attend the Annual Shareholders' Meeting of Citizens Bancshares Corporation (the "Company") to be held on Wednesday, May 28, 2003. Official Notice of the meeting, the Proxy Statement of management of the Company and the Company's 2002 Annual Report accompany this letter.

            The principal purposes of the meeting are to elect directors of the Company for the coming year.  We will also review the operations and recent developments of the Company and the Bank for the past year.

            Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy and return it to the Company in the envelope provided as soon as possible so that your shares can be voted at the Annual Meeting .

Very truly yours,

James E. Young President and Chief Executive Officer

CITIZENS BANCSHARES CORPORATION
75 Piedmont Avenue, N.E.
Atlanta, Georgia  30303
(404) 659-5959

NOTICE OF THE ANNUAL MEETING TO
BE HELD MAY 28, 2003

To the Shareholders of CITIZENS BANCSHARES CORPORATION:

            Notice is hereby given that the Annual Shareholders' Meeting of Citizens Bancshares Corporation will be held on Wednesday, May 28, 2003, at 10:00 a.m., at the Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia, for the following purpose:

(1)        To elect four (4) Class I directors to serve a three-year term expiring at the 2006 annual meeting.

(2)        To transact such other business as may properly come before the meeting or any adjournments thereof.

            The Board of Directors has fixed the close of business on April 28, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

            All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

By Order of the Board of Directors,

James E. Young
President and Chief Executive Officer

April [___], 2003

PROXY STATEMENT
OF
CITIZENS BANCSHARES CORPORATION
for the Annual Meeting to be Held
May 28, 2003

___________________________________

INTRODUCTION

Time and Place of Meeting

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Shareholders' Meeting and at any adjournments thereof. The Shareholders' Meeting will be held on Wednesday, May 28, 2003, at 10:00 a.m., at the Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia.

Purpose of Meeting

            The purpose of the Annual Shareholders' Meeting of the Company is to elect four (4) Class I directors who will serve a three year term expiring at the 2006 annual meeting.

Record Date and Voting Rights

            Each shareholder of record of the Company at the close of business on April 28, 2003 (the "Record Date") is entitled to notice of and to vote at the Shareholders' Meeting. As of the close of business on the Record Date, the Company had (i) 20,000,000 shares of common stock ("Common Stock"), $1.00 par value, authorized, of which [2,038,687.86] shares of Common Stock were issued and outstanding and held of record by [1,443] shareholders, and (ii) 5,000,000 shares of non-voting common stock, $1.00 par value, of which 90,000 were issued and held by one shareholder. Each share of Common Stock is entitled to one vote on matters to be presented at the meeting.

Requirements for Shareholder Approval

            A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy.  Abstentions and broker non-votes, which are described below, will be counted in determining whether a quorum exists.  Only those votes actually cast for the election of a Director, however, will be counted for purposes of determining whether a particular Director nominee receives sufficient votes to be elected.  To be elected, a Director nominee must receive more votes than any other nominee for the same seat on the Board of Directors.  As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.  At the present time, we do not know of any competing nominees.

            Abstentions.  A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum.  Abstentions do not count as votes in favor of or against a given matter.

           Broker Non-Votes.  Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members.  Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon.  Broker non-votes are included in determining the presence of a quorum.  A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

            Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter.  Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

Procedures for Voting by Proxy

            The accompanying form of proxy is for use at the Annual Shareholders' Meeting of the Company. A shareholder may use this proxy if he or she is unable to attend the meeting in person or wishes to have his or her shares voted by proxy even if the shareholder does attend the meeting. Shareholders who sign proxies have the right to revoke them at any time before they are voted either by written notice of revocation which is received at the Company's Main Office before the meeting or by the Secretary at the meeting or by attending the meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted as directed, and where no direction is given, the shares represented by such proxies will be voted for the election of directors listed thereon. The Board of Directors of the Company is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that shares represented by proxies will be voted by the persons named in the proxies in accordance with their best judgment.

Solicitation of Proxies

            Solicitation of proxies may be made in person or by mail, telephone or facsimile by directors, officers and regular employees of the Company or Citizens Trust Bank (the "Bank")  who will not be specially compensated for such solicitations. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and to secure their voting instructions, if necessary, and will be reimbursed for their expenses incurred in sending proxy materials to beneficial owners. The Company will bear the cost associated with solicitation of proxies and other expenses associated with the Shareholders' Meeting.

PROPOSAL - ELECTION OF DIRECTORS

 Nominees

            The Board proposes to elect three (3) Class I directors who will serve a three-year term expiring at the 2006 annual meeting.  If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated. The affirmative vote of a majority of the shares voted is required for the election of directors.

            The table below sets forth for each director nominee (a) the person's name, (b) his age at March 1, 2003, (c) the year he was first elected as a director, and (d) his position with the Company other than as a director and his or her other business experience for the past five years.

DIRECTOR NOMINEES

Class I Directors
To Serve a Term Until 2006

Name	Age	Year First Elected	Position with the Company; Business Experience

James E. Young1/	53	1998

President and Chief Executive Officer of the Company and Citizens Trust Bank; Director of Citizens Trust Bank; previously President and Chief Executive Officer of First Southern Bancshares, Inc. and First Southern Bank

Ray Robinson	55	2000	President of AT&T Southern Region; Director of Citizens Trust Bank

H. Jerome Russell	40	2000	President of H.J. Russell & Company; previously served as President of City Beverage Company; Director of Citizens Trust Bank

Bunny Stokes, Jr.1/	59	2003	President of Alabama Division of Bank; previously Chairman of the Board, President and Chief Executive Officer of CFS Bancshares, Inc. and Citizens Federal Savings Bank

CONTINUING DIRECTORS

 Class II Directors
(Terms Expire 2004)

Name	Age	Year First Elected	Position with the Company; Business Experience

Bernard H. Bronner	42	1998	President, Bronner Brothers , Inc. (hair care products); President, Upscale Magazine; Director of Citizens Trust Bank

Robert L. Brown	51	2000	Principal, R.L. Brown & Associates (architectural and construction management); Director of Citizens Trust Bank

William Cleveland	54	2000	Nephrologist; owner and director of Southwest Atlanta Dialysis Center and Medical Director of Atlanta Health Evaluation Center, P.C.; Director of Citizens Trust Bank

C. David Moody	46	2000	President and Chief Executive Officer of C.D. Moody Construction Company; Director of Citizens Trust Bank

Class III Directors
(Terms Expire 2005)

Name	Age	Year First Elected	Position with the Company; Business Experience

Thomas E. Boland	68	1995	Special Counsel to the President of Mercer University; previously Chairman of the Board of Wachovia Bank of Georgia; Director of Citizens Trust Bank

Stephen Elmore2/	51	2003	CPA/Consultant; previously Finance Director of the Environmental Facilities Authority; previously General Auditor of Wachovia Bank of Georgia, NA; Director of Citizens Trust Bank

Name	Age	Year First Elected	Position with the Company; Business Experience

Donald Ratajczak2/	60	2003

Chairman of the Board of Brainworks Ventures, Inc.; previously President of Brainworks Ventures, Inc.; previously Director of the Economic Forecasting Center at Georgia State University; also serves as a Director of AssuranceAmerica Corporation; T.B.C. Corporation, a tire distribution company; Ruby Tuesday, Inc., a food service company; and C.I.M. High Yield, a bond fund company; Director of Citizens Trust Bank

R.K. Sehgal	61	2000

Chairman of the Board, Georgia Industry and Trade; previously Vice Chairman and Chief Executive Officer of H.J. Russell & Company; previously Chairman of Williams Group, Inc.; Director of Citizens Trust Bank

____________________

1/  Appointed as of February 28, 2003, upon consummation of the merger of CFS Bancshares, Inc.
2/  Appointed as of March 1, 2003 to fill vacancies.

Meetings of Committees and the Board of Directors

            During the year ended December 31, 2002, the Board of Directors of the Company held 12 meetings.  All directors attended at least 75% of the Board meetings and of each committee of the Board of which he or she is a member.  In addition, the Board of Directors of the Bank held 12 meetings in 2002.

            The Board of Directors has established an Audit Committee, which reviews the annual report and internal audit report of the independent public accountants.  In 2002 the Audit Committee members were Johnnie L. Clark1 Thomas E. Boland, Robert L. Brown and William Cleveland. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers, Inc. listing standards. The audit committee held 12 meetings during the year ended December 31, 2002.

1Although Dr. Clark did not stand for reelection at the 2002 Annual Meeting of Shareholders, the Board requested that, due to her financial expertise, she allow them to appoint her as a director to serve during 2002 and until the 2003 Annual Meeting in order that she might continue her service on the Audit Committee.

            Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Company's 2002 audited consolidated financial statements.

  The Audit Committee has reviewed and discussed the Company's 2002 audited consolidated financial statements with the Company's management;

  The Audit Committee has discussed with the independent auditors, Deloitte & Touche, LLP, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

  The Audit Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

  Based on review and discussions of the Company's 2002 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 2002 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.
[___________], 2003 Audit Committee:	Johnnie L. Clark
Thomas E. Boland
Robert L. Brown
William Cleveland

            While the Board of Directors of the Company does not have a standing Nominating Committee nor a formal procedure for individual shareholders to submit recommendations of persons to be considered as directors of the Company, the Board will consider any such recommendation if delivered in writing to James E. Young, Citizens Bancshares Corporation, 75 Piedmont Avenue, N.E., Atlanta, Georgia 30303.

Committee Interlocks and Insider Participation

            The Executive Committee of the Board of Directors serves as its Personnel and Compensation Committee.  During 2002, the Executive Committee consisted of five non-employee directors:  Herman J. Russell, Johnnie L. Clark, Thomas E. Boland and Ray Robinson. James E. Young also serves on the Committee.  No executive officer of the Company has served as a director or member of the Compensation Committee of any entity of which Messrs. Russell, Boland and Robinson or Ms. Clark have served as an executive officer.

Benefits and Executive Committee Reports
on Executive Compensation

            The non-employee members of the Executive Committee (the "Committee") of the Board of Directors of the Company establish the general compensation policies of the Company and establish the compensation plans and specific compensation levels for executive officers. The Committee generally is responsible for the compensation and benefit plans for all employees and is directly accountable for reviewing and monitoring compensation and benefit plans, and payment and awards under those plans, for the Company's senior executives, including the Chief Executive Officer and the other named executive officers. In carrying out these responsibilities, the Committee reviews the design of all compensation and benefit plans applicable to executive officers, determines base salaries, reviews incentive performance measures, establishes incentive targets, approves cash incentive awards based on performance, and monitors the administration of the various plans. In all of these matters, the Committee's decisions are reviewed and approved or ratified by the Board of Directors.

Base Salaries

            The salary of the Chief Executive Officer are evaluated solely by the non-employee members of the Committee. Salaries for the other named executive officers generally are recommended by the Chairman and Chief Executive Officer and reviewed by the Committee.  The named executive officers and their salaries were listed in the Summary Compensation Table.  In each case, salaries were based principally on a subjective review of the executive's individual performance and degree of experience and were also designed to be competitive with salaries paid to executives in similar positions in financial institutions of comparable asset size.

Annual Incentives

            One of the Committee's objectives in managing executive compensation is to link directly a significant portion of executive pay to Company performance.  The executives received no bonuses for 2002.

Benefits

            In general, the benefit plans provided to key employees, such health care, life insurance, profit sharing and 401(k), are intended to provide an adequate retirement income as well as financial protection against illness, disability or death.  Benefits offered to the named executive officers and other executives include an index retirement plan and bank-owned life insurance.

Compensation of the Chief Executive Officer

            In determining the compensation of the Chief Executive Officer, the Committee is guided by the Company's compensation philosophy as described in this report, the Company's performance and competitive practices.  In 2002, Mr. Young's salary was increased by $18,545. The salary increase was based on the Committee's subjective evaluation of Mr. Young's individual performance.

Summary

             The Company's executive compensation program encourages executives to manage the Company profitability and to increase the value of the business to the shareholders.  This emphasis is consistent with the Committee's policy of linking pay to performance and increasing shareholder value.  The Committee believes this approach provides competitive compensation and is in the best interest of the stockholders.  The Committee will continue to monitor the effectiveness of the executive compensation program and will initiate changes as it deems appropriate.

            Submitted by the following members of the 2002 Executive Committee of the Board of Directors of Citizens Bancshares Corporation.

[___________], 2003 Executive Committee:	Herman J. Russell
Johnnie L. Clark
Thomas E. Boland
Ray Robinson

PERFORMANCE GRAPH

            The following Performance Graph compares the yearly percentage change in the cumulative total shareholder return on the Company's common stock to the cumulative total return on the Nasdaq Stock Market (U.S.) Index and the Nasdaq Bank Stock Index for the past five years.  The Performance Graph assumes reinvestment of dividends, where applicable.

Performance Graph

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
Citizens Bancshares Corporation

Principal Officers

            The table set forth below shows for each principal officer of the Company (a) the person's name, (b) his age at March 1, 2003, (c) the year he was first elected as an officer of the Company, and (d) his present position with the Company and the Bank and other business experience for the past five years, if he has been employed by the Company or the Bank for less than five years.

Name	Age	Year First Elected	Position with the Company; Business Experience

James E. Young	53	1998	President and Chief Executive Officer of the Company and the Bank; previously President and Chief Executive Officer of First Southern Bancshares, Inc. and First Southern Bank (1993-1998)

Willard C. Lewis	41	1998

Senior Executive Vice President and Chief Operating Officer of the Company and Bank; previously Executive Vice President and Chief Operating Officer of First Southern Bancshares, Inc. and First Southern Bank (1991-1998)

Samuel J. Cox	45	1998	Senior Vice President and Chief Financial Officer of the Bank and Assistant Treasurer of the Company; previously Controller of First Southern Bancshares, Inc. and First Southern Bank (1996-1998)

EXECUTIVE COMPENSATION

            The following table sets forth certain summary information concerning the compensation paid to James E. Young, the President and Chief Executive Officer of the Company and the Bank, and Willard C. Lewis, the Senior Executive Vice President and Chief Operating Officer of the Company and the Bank.

Cash Compensation Table

		Annual Compensation1/		All Other Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)

James E. Young, President and Chief Executive Officer	2002 2001 2000	218,545 209,000 200,000	0 20,000 39,000	1/ 1/ 1/

Willard C. Lewis, Senior Executive Vice President and Chief Operating Officer	2002 2001 2000	143,000 130,000 130,000	0 13,000 25,350	1/ 1/ 1/

__________________

1/Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure under regulations adopted by the Securities and Exchange Commission ("SEC"). The Company has not awarded any restricted stock or long-term incentives. Accordingly, columns relating to such awards have been omitted.

            After the merger of First Southern Bancshares, Inc. with and into the Company, which was effective on January 30, 1998, James E. Young became President and Chief Executive Officer of the Company. Mr. Young entered into an employment agreement with the Company. The salary provision of the employment agreement is reviewed annually by the Board of Directors and increased in an amount as may be determined by the Board. The agreement also provides for incentive compensation contingent upon certain performance goals being met and grants to Mr. Young an option to purchase 17,500 shares of Common Stock to be vested over a five-year term at an exercise price of $9.88 per share.

            The following table contains, with respect to the person[s] named in the Summary Compensation Table, information concerning the number of options to purchase Common Stock, the number currently exercisable, and the value of the options as of December 31, 2002.

Fiscal Year End Option Values

Name	Number of Unexercised Options at 12/31/02 (#): Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at 12/31/02 ($): Exercisable/Unexercisable1/

James E. Young	17,000/9,500	$0/0
Willard C. Lewis	0/5,000	$0/0

__________________

1/Calculated by subtracting the exercise price ($9.88 per share for the exercisable options and $7.00 per share for the unexercisable options) from $6.40 per share, the market price per share as of December 31, 2002.

Director Fees

            The directors of the Company receive fees in the amount of $300.00 per meeting for their service as directors of the Company, with the exception of the Chairman, who receives $1,000 for each monthly meeting attended. Directors also receive a retainer in the amount of $2,000 annually, which is payable on a quarterly basis in shares of Common Stock of the Company.

CERTAIN TRANSACTIONS

            The Company's directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals, companies and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Principal Holders of Common Stock

            The following table sets forth the persons who beneficially owned, at March 1, 2003, more than five percent of outstanding shares of Common Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

Name and Address                            Amount and Nature of                          Percent
of Beneficial Owner                          Beneficial Ownership1/                          of Class

Herman J. Russell                                             586,038                                       28.68%
504 Fair Street, S.W.
Atlanta, Georgia 30313
__________________

1/The information shown above is based upon information furnished to the Company by the named persons Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

Common Stock Owned by Management

            The following table sets forth the number and percentage ownership of shares of Common Stock beneficially owned by each director of the Company and by all directors and principal officers as a group, at March 1, 2003. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

Name of Director	Number of Shares Beneficially Owned1/	Percent Of Class

Herman J. Russell 504 Fair Street, S.W. Atlanta, Georgia 30313	586,0382/	28.68%

Thomas E. Boland 14950 East Bluff Road Alpharetta, Georgia 30004	6,522	*

Bernard H. Bronner 594 Fielding Lane Atlanta, Georgia 30311	2,1663/	*

Johnnie L. Clark 2794 Chaucer Drive, S.W. Atlanta, Georgia 30311	21,380	1.01%

James E. Young 647 Master Drive Stone Mountain, Georgia 30032	19,4804/	*

Robert L. Brown 1394 Doe Valley Drive Lithonia, Georgia 30058	6,156	*

C. David Moody 1426 Doe Valley Drive Lithonia, Georgia 30058	44,1955/	2.15%

William Cleveland 1834 Rockridge Place Atlanta, Georgia 30324	49,6806/	2.42%

Ray Robinson 541 Grammercy Drive Marietta, Georgia 30068	2,608	*

Name of Director	Number of Shares Beneficially Owned1/	Percent Of Class

H. Jerome Russell 210 Milano Drive, S.W. Atlanta, Georgia 30331	8,130	*

R.K. Sehgal 55 Cliffside Crossing Atlanta, Georgia 30350	2,274	*

All directors and principal officers as a group (16 persons)	760,148	40.75%

_________________

*Represents less than 1%.

1/The information shown above is based upon information furnished to the Company by the named persons. Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

2/ Consists of (a) 159,371 shares owned of record by Mr. Russell, and (b) 426,667 shares owned by the Herman J. Russell Foundation, which is controlled by Mr. Russell.

3/ Consists of (a) 1,146 shares owned of record by Mr. Bronner and (b) 1,020 shares owned by Bronner Brothers, Inc., a company controlled by Mr. Bronner.

4/ Consists of (a) 6,480  shares owned of record by Mr. Young and (b) currently exercisable options to purchase 13,000 shares.

5/ Consists of (a) 2,874 shares owned of record by Mr. Moody, (b) 2,340 shares owned jointly with his spouse, and (c) 38,981 shares owned by C.D. Moody Construction Company, a company controlled by Mr. Moody.

6/ Consists of (a) 48,355 shares owned by Cleveland Family Limited, a company controlled by Dr. Cleveland, (b) 1,325 shares owned of record by Dr. Cleveland.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

            Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and persons who own more than 10% of the Company's outstanding Common Stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's Common Stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the reports they file.

            To the Company's knowledge, based solely upon a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers, and greater than ten percent shareholders have complied with applicable Section 16(a) filing requirements.

ACCOUNTING MATTERS

            Deloitte & Touche LLP, Atlanta, Georgia, certified public accountants, has been appointed by the Board of Directors of the Company to examine the financial statements of the Company as of and for the year ended December 31, 2002. The Board of Directors intends to continue the services of this firm for the year ending December 31, 2003. A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.

            Audit Fees:  The total fees billed by Deloitte & Touche LLP in 2002 for professional services in the audit of the Bank's annual financial statements and review of its Forms 10-Q and 10-K was $205,200.

           All Other Fees:  Deloitte & Touche LLP also received fees of $21,460 for assistance in the preparation of tax returns.  The Board of Directors has determined that the provision of non-audit services by Deloitte & Touche LLP is compatible with the maintenance of the auditors' independence.

SHAREHOLDER PROPOSALS

            Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2003, to be included in the 2004 proxy materials. A shareholder must notify the Company before February 1, 2004 of a proposal for the 2004 Annual Meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2004, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

AVAILABLE INFORMATION

            A copy of the Company's Annual Report to Shareholders on Form 10-K (the "Form 10-K") is available upon request (except for the exhibits thereto) without charge. Shareholders may request a copy of the Form 10-K by contacting Willard C. Lewis, Citizens Bancshares Corporation, 75 Piedmont Avenue, N.E., Atlanta, Georgia 30303 (Telephone: (404) 659-5959).